UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 27, 2020
Date of Report (Date of earliest event reported)

THE HERSHEY COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-183	23-0691590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19 East Chocolate Avenue
Hershey, PA 17033
(Address of principal executive offices)
(Zip Code)

(717) 534-4200
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, one dollar par value	HSY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01.	Other Events.

On May 27, 2020, The Hershey Company (the “Registrant”) issued a press release announcing the offering of its notes (the “Notes”) in a public offering. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

The Registrant is also filing this Current Report on Form 8-K to (1) supplement the risk factors described in Item 1A of the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the Securities and Exchange Commission (the "SEC") on February 20, 2020 (the “2019 Form 10-K”), and (2) provide an update regarding certain trends affecting its business under Item 7 of the 2019 Form 10-K. The Registrant included this disclosure in the Prospectus Supplement dated May 27, 2020, which was filed with the SEC on May 27, 2020 (the “Prospectus Supplement”) in connection with an offering of the Notes. The information in this report on Form 8-K should be read in conjunction with the risk factors described in the 2019 Form 10-K and in the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended March 29, 2020 and the information under “Forward-Looking Statements” in the Prospectus Supplement.

Supplemental Risk Factor

Our business and financial results may be negatively impacted by the failure to successfully manage a disruption in consumer and trade patterns, as well as operational challenges associated with the actual or perceived effects of a disease outbreak, including epidemics, pandemics or similar widespread public health concerns, such as the current novel coronavirus (“COVID-19”) global pandemic.

Our operations are impacted by consumer spending levels, impulse purchases, the availability of our products at retail and our ability to manufacture, store and distribute products to our customers and consumers in an effective and efficient manner. The fear of exposure to or actual effects of a disease outbreak, epidemic, pandemic or similar widespread public health concern, such as COVID-19, could negatively impact our overall business and financial results. Specific factors that may impact our operations, some of which have had an unfavorable impact on our operations as a result of COVID-19, include, but are not limited to:

•Significant reductions or volatility in demand for one or more of our products, which may be caused by, among other things: the temporary inability of consumers to purchase our products due to illness, quarantine or other travel restrictions, or financial hardship, shifts in demand away from one or more of our products, or pantry-loading activity; if prolonged, such impacts may further increase the difficulty of planning for operations and may negatively impact our results;

•Significant reductions in the availability of one or more of our products as a result of retailers, common carriers or other shippers modifying restocking, fulfillment and shipping practices;

•The inability to meet our customers’ needs and achieve cost targets due to disruptions in our manufacturing operations or supply arrangements caused by the loss or disruption of essential manufacturing and supply elements such as raw materials or finished product components, transportation resources, workforce availability, or other manufacturing and distribution capability;

•The inability to effectively manage evolving health and welfare strategies, including but not limited to ongoing or not yet fully known costs related to operational adjustments to ensure continued employee and consumer safety and adherence to health guidelines as they are modified and supplemented;

•An inability to effectively modify our trade promotion and advertising activities to reflect changing consumer viewing and shopping habits due to the cancellation or postponement of major sporting and entertainment events, reduced in-store visits, travel restrictions and a shift in customer advertising priorities, among other things;

•The failure of third parties on which we rely, including those third parties who supply our ingredients, packaging, capital equipment and other necessary operating materials, contract manufacturers, distributors, contractors, commercial banks and external business partners, to meet their obligations to the Company, or significant disruptions in their ability to do so, which may be caused by their own financial or operational difficulties and may negatively impact our operations; or

•Significant changes in the political conditions in markets in which we manufacture, sell or distribute our products, including quarantines, governmental or regulatory actions, closures or other restrictions that limit or close our operating and manufacturing facilities, restrict our employees’ ability to travel or perform necessary business functions, or otherwise prevent our third-party partners, suppliers, or customers from sufficiently staffing operations, including operations necessary for the production, distribution, sale, and support of our products, which could negatively impact our results.

With respect to COVID-19, the situation remains dynamic and subject to rapid and possibly material change. The Company’s efforts to manage and mitigate these factors may be unsuccessful, and the effectiveness of these efforts depends on factors beyond our control, including the duration and severity of any disease outbreak, as well as third-party actions taken to contain its spread and mitigate public health effects. These and other impacts of the COVID-19 pandemic could have the effects of heightening many of the other risks described under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 incorporated by reference herein.

Recent Developments

Divestitures

We recently announced the planned divestitures of KRAVE Pure Foods, Inc., as well as the Scharffen Berger and Dagoba brands, all of which were previously included within the North America segment results in our consolidated financial statements. Total proceeds from the divestitures and the impact on our Consolidated Statements of Income, both individually and on an aggregate basis, are expected to be immaterial.

Trends Affecting Our Business

We are actively monitoring the COVID-19 pandemic and its potential impact on our operations and financial results. Employee health and safety remains our first priority while we continue our efforts to support community food supplies. To date, there has been minimal disruption to our supply chain network, and all our manufacturing plants are currently open. We are also working closely with all of our business units, contract manufacturers, distributors, contractors and other external business partners to minimize the potential impact on our business.

While our businesses saw minimal COVID-19 impact during the first quarter of 2020, we expect a more significant impact in the second quarter given the shelter-in-place restrictions that were implemented in late March and early April. While we experienced a short-term increase in demand for some of our products at the onset of the pandemic, demand levels have since moderated. We continue to see declines in our food service, owned retail and world travel retail businesses as well as certain parts of our International businesses as a result of known shelter-in-place and other restrictions. We have also experienced a decrease in retail foot traffic and volatility in consumer shopping and consumption behavior across several areas of our portfolio, which has negatively impacted sales of our portable and on-the-go consumption products. We expect many of these behaviors to continue as state and national governments begin to implement a phased approach to reopening their economies. In addition, inventory levels at several key retailers remain below historic averages. Sales in our gum and mint category have also been significantly impacted by social distancing protocols. Finally, we are incurring incremental costs in certain areas, such as front-line employee compensation and incentives, enhanced safety measures, including health screenings, temperature checks, increased cleaning and sanitation protocols and office reconfigurations, and a new manufacturing line dedicated to the production of disposable facemasks for our employees, their families and our community.

The impact that COVID-19 will have on our consolidated results of operations throughout 2020 remains uncertain and ultimately will be dictated by the length and severity of the pandemic, as well as the economic recovery and federal, state and local government actions taken in response. We will continue to evaluate the nature and extent of these potential impacts to our business, consolidated results of operations, segment results, liquidity and capital resources.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

	Exhibit Number	Description
	99.1	Press Release dated May 27, 2020 announcing the offering of the Notes
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HERSHEY COMPANY

Date: May 27, 2020	By:	/s/ Steven E. Voskuil
Steven E. Voskuil Senior Vice President, Chief Financial Officer and Chief Accounting Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated May 27, 2020 announcing the offering of the Notes
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)